SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 25, 2002

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-13796	52-0285030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 504-9828

GRAY COMMUNICATIONS SYSTEMS, INC.

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES

Item 5. Other Events

     On July 25, 2002, the Registrant filed with the Georgia Secretary of State Articles of Amendment to its Restated Articles of Incorporation to change the Registrant’s corporate name from “Gray Communications Systems, Inc.” to “Gray Television, Inc.”

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Exhibits

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)

Dated: July 30, 2002	By:	/s/ James C. Ryan

James C. Ryan, Vice President and Chief Financial Officer